EXHIBIT 99


              MASTR Asset Securitization Trust Series 2002-7 (gp 1)
                           Whole Loan 15YR Fixed-Rate

Deal Size                                    $425mm approx.

GWAC                                          6.20% +/-10bps

WAM                                             178 +/- 2 months

California                                      40% approx.

WA LTV                                       59.00% approx.

WA FICO                                         735 approx.

AAA Ratings                             2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level                 1.50% approx.

Pricing Speed                                  300% PSA

Settlement Date                            10/30/02

Depositor                               Mortgage Asset Securitization
                                           Transactions, Inc.
Master Servicer/Bond Administrator      Wells Fargo Bank Minnesota, NA


                            All numbers approximate.
                   All tranches subject to 10% size variance.


The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

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              MASTR Asset Securitization Trust Series 2002-7 (gp 3)
                              Whole Loan 30YR RELO

Deal Size                                     $68mm approx.

GWAC                                          6.38% +/-10bps

WAM                                             358 +/- 2 months

California                                      15% approx.     20% MAX

WA LTV                                          73% approx.

WA FICO                                         737 approx.

AAA Ratings                             2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level                 3.00% approx.

Pricing Speed                                  350% PSA

Settlement Date                            10/30/02

Depositor                               Mortgage Asset Securitization
                                           Transactions, Inc.
Master Servicer/Bond Administrator      Wells Fargo Bank Minnesota, NA

Originators/Servicers                   100% Cendant Home Mortgage Corp


                            All numbers approximate.
                   All tranches subject to 10% size variance.


The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

              MASTR Asset Securitization Trust Series 2002-7 (Gp2)
                           Whole Loan 30YR Fixed-Rate

Deal Size                                    $400mm approx.

GWAC                                         6.650% +/-10bps

WAM                                             357 +/- 2 months

California                                      50% max

Avg Loan Balance                              $475K approx.

WA LTV                                       70.00% approx.

Loan Purpose:          Cash-Out Refi          25.0% approx.

Property Type:         SF/ PUD                85.0% approx.

Doc Type:              Full / Alt             80.0% approx.

Occupancy:             Primary                95.0% approx.

WA FICO                                         730 approx.

AAA Ratings                             2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level                 3.25% approx.

Pricing Speed                                  300% PSA

Settlement Date                            10/30/02

Depositor                               Mortgage Asset Securitization
                                           Transactions, Inc.
Master Servicer/Bond Administrator      Wells Fargo Bank Minnesota, NA


                            All numbers approximate.
                   All tranches subject to 10% size variance.


The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

              MASTR Asset Securitization Trust Series 2002-7 (gp 3)
                              Whole Loan 30YR RELO

Deal Size                                     $88mm approx.

GWAC                                          6.31% +/-10bps

Coupon                                        5.50% Fixed

WAM                                             358 +/- 2 months

California                                      13% approx.     20% MAX

WA LTV                                          73% approx.

WA FICO                                         737 approx.

AAA Ratings                             2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level                 3.00% approx.

Pricing Speed                                  350% PSA

Settlement Date                           10/30/02

Depositor                               Mortgage Asset Securitization
                                           Transactions, Inc.
Master Servicer/Bond Administrator      Wells Fargo Bank Minnesota, NA

Originators/Servicers                   100% Cendant Home Mortgage Corp


                            All numbers approximate.
                   All tranches subject to 10% size variance.


The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.